CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions
"Independent Auditors" and "Financial Statements" and to the incorporation by reference of our report dated February
27, 1995 in the Prospectus and Statement of Additional
Information (Form N-1A No. 33-66840 Post Effective
Amendment No. 7) which has been incorporated by reference in this Registration Statement (Form N-14 No.
33-66840) of AMT Capital Fund, Inc.

by: S\Ernst & Young LLP\

ERNST & YOUNG LLP


New York, New York
November 9, 1995